Financial expenses	6 Months Ended
Jun. 30, 2019
Analysis of income and expense [abstract]
Financial expenses
Financial expenses

The following table depicts the components of financial expenses for the six months ended June 30, 2019:

	For the six months ended June 30,
In thousands of U.S. dollars	2019	2018
Interest expense on debt (1)	$82,898	$66,797
Accretion of Convertible Senior Notes due 2019 and 2022	6,995	6,435
Amortization of deferred financing fees	4,088	6,191
Accretion of premiums and discounts on assumed debt(2)	1,827	1,909
Write-off of deferred financing fees (3)	275	7,035
Total financial expenses	$96,083	$88,367

(1)
The increase in interest payable, net of capitalized interest was primarily attributable to (i) an increase in the Company's average debt balance, (ii) an increase in LIBOR rates compared to the six months ended June 30, 2018, (iii) an increase in borrowing costs associated with the Company's lease financing arrangements that were entered into in 2018 and (iv) the implementation of IFRS 16 - Leases. IFRS 16 - Leases, required the recognition of right of use assets and corresponding liabilities on the basis of the discounted remaining future minimum lease payments, relating to our existing bareboat chartered-in vessel commitments that were previously reported as operating leases. Minimum lease payments are apportioned between the finance charge and the reduction of the outstanding liability. During the six months ended June 30, 2019, we recognized $1.8 million of finance charge for leases accounted for under IFRS 16.

Average debt outstanding during the six months ended June 30, 2019 and 2018 was $2.9 billion and $2.8 billion, respectively. The increase in average debt during the six months ended June 30, 2019 was primarily the result of the Company's refinancing initiatives that were executed in the second, third and fourth quarters of 2018. Interest payable during those periods was partially offset by interest capitalized from vessels under construction and installations of BWTS and scrubbers of $1.3 million and $0.2 million during the six months ended June 30, 2019 and 2018, respectively.

(2)
The accretion of premiums and discounts represent the accretion or amortization of the fair value adjustments relating to the indebtedness assumed from Navig8 Product Tankers Inc. that have been recorded since the closing dates of that merger in 2017.

(3)	The write-off of deferred financing fees for the six months ended June 30, 2019 was primarily the result of the early redemption of the Unsecured Senior Notes due 2019 in March 2019.
The write-off of deferred financing fees in the six months ended June 30, 2018 included (i) $1.1 million related to the exchange of our Convertible Senior Notes due 2019 in May 2018, (ii) $3.3 million related to refinancing of the existing indebtedness on five vessels under our K-Sure Credit Facility into our ABN / SEB Credit Facility, and (iii) $2.6 million related to the acceleration of the unamortized deferred financing fees for certain credit facilities that were refinanced in the third and fourth quarters of 2018.